UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	QNST	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2020 the board of directors (the “Board”) of QuinStreet, Inc. (the “Company”) appointed Anna Fieler to serve as a Class III director to hold office until the Company’s 2021 annual meeting of stockholders, or until her earlier resignation or removal. Ms. Fieler was also appointed to serve on the Audit Committee of the Board, effective October 29, 2020. As compensation for her service on the Board, Ms. Fieler will receive the Company’s standard compensation for non-employee directors disclosed in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 4, 2019. Ms. Fieler has entered into the Company’s standard indemnification agreement for non-employee directors.

Ms. Fieler has served as a member of the board of directors of Shake Shack Inc. (NYSE: SHAK) since December 2017, where she serves as a member of the compensation committee and has earned the CERT Certificate in Cybersecurity Oversight for public company board directors. Ms Fieler served as Chief Marketing Officer of PopSugar Inc., a leading digital lifestyle media company, from 2014 to 2018. Prior to PopSugar, Ms. Fieler served as the Chief Marketing Officer of Stella & Dot LLC, an online social selling company, from 2011 to 2012. Prior to Stella & Dot, Ms. Fieler served as Vice President of Marketing for Tiny Prints, Inc., a digital commerce platform for invitations and greeting cards that was acquired by Shutterfly, Inc. in March 2011, from 2009 to 2011. Ms. Fieler also served in various leadership roles at eBay Inc. from 2001 to 2007. Ms. Fieler began her career in traditional advertising at Ogilvy & Mather. Ms. Fieler holds an MBA from Harvard Business School and graduated magna cum laude from Brown University. She has been appointed by the President of Brown University to serve on its Women’s Leadership Council.

The Board has determined that Ms. Fieler is qualified to serve as a member of the Board because of her public board experience, executive experience and knowledge in digital marketing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: July 30, 2020	By:	/s/ Martin J. Collins
Martin J. Collins
Chief Legal & Privacy Officer